NATIONS ANNUITY TRUST

                   NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO
                    NATIONS MARSICO GROWTH & INCOME PORTFOLIO

                        Supplement dated November 3, 2000
                         to Prospectus dated May 1, 2000

The prospectus for Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio is hereby supplemented by inserting information at the end of the second paragraph under the heading "How the Portfolios are managed -- Investment sub-advisers -- Marsico Capital Management, LLC", as follows:

         Bank of America recently announced its intention to purchase the remaining 50% equity interest in Marsico Capital. Under applicable law, the change in ownership that would result from this purchase would terminate Marsico Capital's investment sub-advisory agreement with Nations Annuity Trust. Shareholders of the Portfolios sub-advised by Marsico Capital must approve a new investment sub-advisory agreement in order for Marsico Capital to continue to serve as investment sub-adviser to the Portfolios. It is anticipated that special meetings of shareholders of Nations Marsico Focused Equities Portfolio and Nations Marsico Growth & Income Portfolio will be called in the spring of 2001 to seek these approvals.